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                                                                   EX-99.(h)(2)

                                   EXHIBIT A

                            WELLS FARGO FUNDS TRUST
                           WELLS FARGO MASTER TRUST
                          WELLS FARGO VARIABLE TRUST

                         ACCOUNTING SERVICES AGREEMENT

   THIS EXHIBIT A, as of the date set forth below, is Exhibit A to the Amended and Restated Accounting Services Agreement dated as of May 10, 2006, between PFPC INC. and Wells Fargo Funds Trust, Wells Fargo Master Trust (formerly, Wells Fargo Core Trust) and Wells Fargo Variable Trust.

WELLS FARGO FUNDS TRUST

 Names of Portfolios                      Existing Classes
 -------------------                      ----------------
 100% Treasury Money Market Fund          A, Service
 Aggressive Allocation Fund               Administrator
 Asia Pacific Fund/1/                     A, C, Investor
 Asset Allocation Fund                    A, B, C, Administrator
 Balanced Fund                            Investor
 C&B Large Cap Value Fund                 A, B, C, D, Administrator,
                                            Institutional
 C&B Mid Cap Value Fund                   A, B, C, D, Administrator,
                                            Institutional
 California Limited-Term Tax-Free Fund    A, C, Administrator
 California Tax-Free Fund                 A, B, C, Administrator
 California Tax-Free Money Market Fund    A, Service
 California Tax-Free Money Market Trust   Single Class
 Capital Growth Fund/2/                   A, C, Administrator, Institutional,
                                            Investor
 Cash Investment Money Market Fund        Administrator, Institutional,
                                            Service, Select/3/
 Colorado Tax-Free Fund                   A, B, Administrator
 Common Stock Fund                        A, B, C, Z
 Conservative Allocation Fund             Administrator
 Corporate Bond Fund                      Advisor, Institutional, Investor
 Discovery Fund/4/                        A, C, Administrator, Investor,
                                            Institutional
 Diversified Bond Fund                    Administrator
 Diversified Equity Fund                  A, B, C, Administrator
 Diversified Small Cap Fund               Administrator
 Dividend Income Fund                     Administrator, Investor
 Emerging Growth Fund                     Administrator, Investor
 Emerging Markets Focus Fund              A, B, C, Administrator
 Endeavor Large Cap Fund                  A, B, C
--------
/1/   On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Asia Pacific Fund, which are expected to commence operations on or about July 31, 2007.
/2/   On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Capital Growth Fund, which are expected to commence operations on or about July 31, 2007.
/3/ On November 8, 2006, the Board of Trustees approved the establishment of the Select Class shares for the Cash Investment Money Market Fund and the Heritage Money Market Fund. The Select Class is expected to commence operations on or about July 1, 2007.
/4/   On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Discovery Fund, which are expected to commence operations on or about July 31, 2007.

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 Names of Portfolios                      Existing Classes
 -------------------                      ----------------
 Endeavor Select Fund                     A, B, C, Administrator, Institutional
 Enterprise Fund                          Administrator, Advisor,
                                            Institutional, Investor
 Equity Income Fund                       A, B, C, Administrator
 Equity Index Fund                        A, B
 Equity Value Fund                        A, B, C, Administrator, Institutional
 Government Money Market Fund             A, Administrator, Institutional,
                                            Service
 Government Securities Fund               C, Administrator, Advisor,
                                            Institutional, Investor
 Growth and Income Fund                   Administrator, Advisor,
                                            Institutional, Investor
 Growth Balanced Fund                     A, B, C, Administrator
 Growth Equity Fund                       A, B, C, Administrator, Institutional
 Growth Fund                              C, Administrator, Advisor,
                                            Institutional, Investor
 Heritage Money Market Fund               Administrator, Institutional,
                                            Select/5/
 High Income Fund                         Advisor, Institutional, Investor
 High Yield Bond Fund                     A, B, C
 Income Plus Fund                         A, B, C
 Index Fund                               Administrator, Investor
 Inflation-Protected Bond Fund            A, B, C, Administrator
 Intermediate Government Income Fund      A, B, C, Administrator
 Intermediate Tax-Free Fund/6/            A, C, Investor
 International Core Fund                  A, B, C, Administrator
 International Equity Fund                A, B, C, Administrator, Institutional
 International Value                      A, B, C, Administrator, Institutional
 Large Cap Appreciation Fund              A, B, C, Administrator, Institutional
 Large Cap Growth Fund                    Investor
 Large Company Core Fund                  A, B, C, Z, Administrator
 Large Company Growth Fund                A, B, C, Z, Administrator,
                                            Institutional
 Life Stage--Aggressive Portfolio         Investor
 Life Stage--Conservative Portfolio       Investor
 Life Stage--Moderate Portfolio           Investor
 Liquidity Reserve Money Market Fund      Single Class
 Mid Cap Disciplined Fund/7/              A, C, Administrator, Institutional,
                                            Investor
 Mid Cap Growth Fund                      A, B, C, Z
 Minnesota Money Market Fund              A
 Minnesota Tax-Free Fund                  A, B, C, Z, Administrator
 Moderate Balanced Fund                   A, B, C, Administrator
 Money Market Fund                        A, B, Investor
 Money Market Trust                       Single Class
 Municipal Bond Fund                      A, B, C, Administrator, Investor
 Municipal Money Market Fund              Investor
 National Limited-Term Tax-Free Fund      A, B, C, Administrator
 National Tax-Free Fund                   A, B, C, Administrator
 National Tax-Free Money Market Fund      A, Institutional, Service,
                                            Administrator
--------
/5/ On November 8, 2006, the Board of Trustees approved the establishment of the Select Class shares for the Cash Investment Money Market Fund and the Heritage Money Market Fund. The Select Class is expected to commence operations on or about July 1, 2007.
/6/   On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Intermediate Tax-Free Fund, which are expected to commence operations on or about July 31, 2007.
/7/   On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Mid Cap Disciplined Fund, which are expected to commence operations on or about July 31, 2007.

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 Names of Portfolios                      Existing Classes
 -------------------                      ----------------
 National Tax-Free Money Market Trust     Single Class
 Nebraska Tax-Free Fund                   Administrator
 Opportunity Fund                         Administrator, Advisor, Investor
 Overland Express Sweep Fund              Single Class
 Overseas Fund                            Institutional, Investor
 Prime Investment Money Market Fund       Institutional, Service
 Short Duration Government Bond Fund      A, B, C, Administrator, Institutional
 Short-Term Bond Fund                     Advisor, Institutional, Investor
 Short-Term High Yield Bond Fund          Advisor, Investor
 Short-Term Municipal Bond Fund           C, Investor
 Small Cap Disciplined Fund               Administrator, Institutional,
                                            Investor
 Small Cap Growth Fund                    A, B, C, Z, Administrator,
                                            Institutional
 Small Cap Opportunities Fund             Administrator
 Small Cap Value Fund/8/                  A, B, C, Z, Institutional
 Small Company Growth Fund                A, B, C, Administrator
 Small Company Value Fund                 A, B, C, Administrator
 Small/Mid Cap Value Fund/9/              A, C, Administrator, Investor,
                                            Institutional
 Specialized Financial Services Fund      A, B, C
 Specialized Health Sciences Fund         A, B, C
 Specialized Technology Fund              A, B, C, Z
 Stable Income Fund                       A, B, C, Administrator
 Strategic Income Fund                    A, B, C
 Strategic Small Cap Value Fund           A, C, Administrator
 Target Today Fund                        A, B, C, Administrator,
                                            Institutional, Investor
 Target 2010 Fund                         A, B, C, Administrator,
                                            Institutional, Investor
 Target 2015 Fund/10/                     Administrator, Institutional,
                                            Investor
 Target 2020 Fund                         A, B, C, Administrator,
                                            Institutional, Investor
 Target 2025 Fund/10/                     Administrator, Institutional,
                                            Investor
 Target 2030 Fund                         A, B, C, Administrator,
                                            Institutional, Investor
 Target 2035 Fund/10/                     Administrator, Institutional,
                                            Investor
 Target 2040 Fund                         A, B, C, Administrator,
                                            Institutional, Investor
 Target 2045 Fund/10/                     Administrator, Institutional,
                                            Investor
 Target 2050 Fund/11/                     Investor, Institutional,
                                            Administrator
 Total Return Bond Fund                   A, B, C, Z, Administrator,
                                            Institutional
 Treasury Plus Money Market Fund          A, Institutional, Service
 U.S. Value Fund                          A, B, C, Z, Administrator
 Ultra Short-Term Income Fund             Administrator, Advisor,
                                            Institutional, Investor
 Ultra Short-Term Municipal Income Fund   Advisor, Institutional, Investor
 Ultra-Short Duration Bond Fund           A, B, C, Z
 Value Fund                               A, B, C, Investor, Administrator
--------
/8/ On May 9, 2007 the Board of Trustees approved the establishment of Institutional Class shares for the Small Cap Value Fund, which are expected to commence operations on or about July 31, 2007
/9/   On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Small/Mid Cap Value Fund, which are expected to commence operations on or about July 31, 2007
/10/ On February 7, 2007 the Board of Trustees approved the establishment of the Target 2015, Target 2025, Target 2035 and Target 2045 Funds, which are expected to commence operations on or about July 1, 2007.
/11/ On November 8, 2006 the Board of Trustees approved the establishment of the Target 2050 Fund, which is expected to commence operations on or about July 1, 2007.

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 Names of Portfolios                      Existing Classes
 -------------------                      ----------------
 WealthBuilder Conservative Allocation
   Portfolio                              Single Class
 WealthBuilder Equity Portfolio           Single Class
 WealthBuilder Growth Allocation
   Portfolio                              Single Class
 WealthBuilder Growth Balanced Portfolio  Single Class
 WealthBuilder Moderate Balanced
   Portfolio                              Single Class
 WealthBuilder Tactical Equity Portfolio  Single Class
 Wisconsin Tax-Free Fund                  C, Investor

 WELLS FARGO MASTER TRUST

 Names of Portfolios                      Existing Classes
 -------------------                      ----------------
 C&B Large Cap Value Portfolio            Single Class
 Disciplined Growth Portfolio             Single Class
 Diversified Fixed Income Portfolio       Single Class
 Diversified Stock Portfolio              Single Class
 Emerging Growth Portfolio                Single Class
 Equity Income Portfolio                  Single Class
 Equity Value Portfolio                   Single Class
 Index Portfolio                          Single Class
 Inflation-Protected Bond Portfolio       Single Class
 International Core Portfolio             Single Class
 International Growth Portfolio           Single Class
 International Index Portfolio            Single Class
 International Value Portfolio            Single Class
 Large Cap Appreciation Portfolio         Single Class
 Large Company Growth Portfolio           Single Class
 Managed Fixed Income Portfolio           Single Class
 Money Market Portfolio                   Single Class
 Small Cap Index Portfolio                Single Class
 Small Company Growth Portfolio           Single Class
 Small Company Value Portfolio            Single Class
 Stable Income Portfolio                  Single Class
 Strategic Small Cap Value Portfolio      Single Class
 Total Return Bond Portfolio              Single Class

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 WELLS FARGO VARIABLE TRUST

 Names of Portfolios                    Existing Classes
 -------------------                    ----------------
 VT Asset Allocation Fund               Single Class
 VT C&B Large Cap Value Fund            Single Class
 VT Discovery Fund                      Single Class
 VT Equity Income Fund                  Single Class
 VT International Core Fund             Single Class
 VT Large Company Core Fund             Single Class
 VT Large Company Growth Fund           Single Class
 VT Money Market Fund                   Single Class
 VT Opportunity Fund                    Single Class
 VT Small Cap Growth Fund               Single Class
 VT Small/Mid Cap Value Fund            Single Class
 VT Total Return Bond Fund              Single Class

Exhibit A amended: May 9, 2007

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   The foregoing exhibit is agreed to as of May 9, 2007 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST                 PFPC INC.

By:    /s/ Stephen Leonhardt            By:    /s/ James A. Gallo
       -------------------------------         -------------------------------
Name:  Stephen Leonhardt                Name:  James A. Gallo
Title: Treasurer                        Title: Vice President & Managing
                                               Director

WELLS FARGO MASTER TRUST

By:    /s/ Stephen Leonhardt
       -------------------------
Name:  Stephen Leonhardt
Title: Treasurer

WELLS FARGO VARIABLE TRUST

By:    /s/ Stephen Leonhardt
       -------------------------
Name:  Stephen Leonhardt
Title: Treasurer